_________
ZENIX
Income
Fund Inc.
_________


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QUARTERLY REPORT
December 31, 1996

--------------------------------------------------------------------------------

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ZENIX INCOME FUND INC.


December 31, 1996

Dear
Shareholder:

     We are pleased to provide you with the third quarter report for the Zenix Income Fund Inc. for the nine-month period ended December 31, 1996. Over the past nine months the Fund paid dividends on common shares totaling $0.54 per share. The table below shows the annualized distribution rates and nine-month total returns for the Fund based on its December 31, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.

              Price          Annualized        Nine-Month
            Per Share     Distribution Rate   Total Return
            ----------    -----------------   ------------
           $6.58 (NAV)         11.12%            13.30%
           $7.13 (NYSE)        10.26%            10.59%

     The Fund's total return on NAV of 13.30%, compares favorably to the average total return on NAV of 11.35% for closed-end high yield bond funds during the same time period, according to Lipper Analytical Services, an independent fund tracking organization. The Zenix Income Fund's outperformance was the result of a combination of prudent issue selection as well as the Fund's use of leverage.

Market and Economic Overview

     The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. The ongoing slowdown in U.S. economic growth over the past three months, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the

Federal Reserve Board's decision to remain on the sidelines, and not raise interest rates. However, since early December, several factors have prevented interest rates from declining further. For example, Federal Reserve Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off. In addition, reports of stronger-than-expected growth in the manufacturing and construction sectors have caused inflation fears to resurface in the bond market.

     While the high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout much of 1996, the high yield market's performance lagged that of the other bond markets during the past three months. In particular, the lower quality issues (CCC/Caa and CC/Ca) turned in disappointing performance most likely due to the slowdown in U.S. economic growth and an increasing number of bond defaults in 1996. The most visible defaults or failures in 1996 included Marvel Entertainment, Moblemedia, Anchor Glass, CAI Wireless and MidAmerican West. A number of these issues experienced price declines of between 60% to 80%. Given our relatively conservative investment philosophy, we avoided these issues.

     In contrast to the performance of the lower-rated high yield issues, the current steady growth rate of the U.S. economy has been particularly constructive for the better quality high yield issues (BB/Ba and B/B). During the past three months, the performance of better quality issues has exceeded that of the more speculative, lower quality issues. In addition, more investors have become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market during 1996 and have invested increasing amounts of money into the upper-rated tier of the high yield market for yields of 3% to 4% (300 to 400 basis points) higher than those offered by Treasuries. In fact, during the course of 1996, over $15 billion flowed into high yield bond funds. At the same time, a large number of institutional investors such as insurance companies and municipal and corporate pension fund managers allocated a larger portion of their assets to the high yield market, particularly the better quality issues. In our view, this trend is likely to continue well into 1997 as investors search for higher yielding investment alternatives. However, selectivity has become increasingly more important when picking investment ideas given the high yield market's fully valued levels and the likelihood of an increasing number of bond defaults in 1997.

Portfolio Strategy

     Despite the increasing number of disappointments, the outlook for the high yield bond market in 1997 is still positive for a large number of companies that are successfully competing in their markets. These companies tend to be in industries that continue to benefit from new technology. We have found many growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Brooks Fiber, Teleport, and Revlon to name a few. All of these companies continue to generate improving results through either increased market share and/or improved internal cost controls.

     We still firmly believe that the better quality high yield issues offer superior risk adjusted returns and lower default risk relative to lower-rated issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield investing will generate the most consistent positive returns in 1997. We therefore will continue to avoid the sectors of the economy that are experiencing weak consumer spending trends as well as heavy industry competition. In addition, we will continue to place more emphasis on higher quality issues and avoid the weaker, lower-tier issues.

     We have experienced a slight rise in our cash reserves as a result of some sector shifting and profit taking. However, we expect to be fully invested within the first quarter of 1997 as we take advantage of a relatively heavy new issue calendar in the coming months.

As the Fund becomes fully invested, we will begin to extend the Fund's average maturity modestly to the 7- to 8-year range from the 5- to 6-year range. This strategy should not be construed as an attempt to time the beneficial effects of falling interest rates, but rather as a reflection of the Fund being fully invested.

Outlook

     In our opinion, the U.S. economy will remain in a moderate growth environment at least through the first half of 1997. We expect most consumer sensitive sectors will continue to experience problems as individuals slowly reduce their debt burdens. As a result, we believe there will be a continued increase in default rates among high yield issuers, especially the weaker, more vulnerable companies that are having trouble competing. However, we do remain optimistic on the high yield market's prospects for 1997, particularly among the higher rated issues, and are positioned accordingly.

     Given our expectations for modest economic growth with continued low inflation, we remain constructive on the bond market as a whole. Although we expect intermediate- and long-term interest rates to decline over the first half of 1997, there is still the possibility for some market turbulence over the next six months resulting from conflicting or inconclusive economic data.

     In closing, thank you for investing in the Zenix Income Fund. We look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon             /s/ John C. Bianchi, CFA

Heath B. McLendon                 John C. Bianchi, CFA
Chairman and                      Vice President and Chief
Executive Officer                 Investment Officer

January 15, 1997

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                                                         Schedule of Investments
                                                   December 31, 1996 (unaudited)
================================================================================

      Face
     Amount   Rating                     Security                                            Value
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 89.3%
Aerospace/Defense -- 2.0%
$  2,000,000   BB     Airplanes Pass Through Trust, Corporate Collateralized
                        Mortgage Obligation, 10.875% due 3/15/19 ....................   $   2,206,120
     875,000   B      Tracor, Inc., Sr. Sub. Notes, 10.875% due 8/15/01 .............         935,156
                                                                                        -------------
                                                                                            3,141,276
                                                                                        -------------
Banking -- 2.4%
   3,375,000   B      First Nationwide Parent Holdings Ltd.,
                        Sr. Exchange Note, 12.500% due 4/15/03 ......................       3,754,688
                                                                                        -------------
Beverage, Food & Tobacco -- 1.9%
   2,735,000   B      Consolidated Cigar Corp., Sr. Sub. Notes,
                        10.500% due 3/1/03 ..........................................       2,875,169
                                                                                        -------------
Broadcasting -- 16.5%
     750,000   B-     All American Communications, Inc., Sr. Sub. Notes,
                        10.875% due 10/15/01 ........................................         761,250
   2,100,000   B-     Allbritton Communications Co., Sr. Sub. Debentures,
                        11.500% due 8/15/04 .........................................       2,226,000
   2,600,000   NR     Australis Media Ltd., Sr. Sub. Discount Notes,
                        step bond to yield 13.590% due 5/15/03+ .....................       1,482,000
   2,075,000   BB-    Bell Cablemedia PLC, Sr. Discount Notes, step bond to yield
                        11.941% due 7/15/99 .........................................       1,823,406
                      Cablevision Systems Corp., Sr. Sub. Debentures:
   2,000,000   B        10.750% due 4/4/04 ..........................................       2,080,000
   1,650,000   B        9.875% due 2/15/13 ..........................................       1,633,500
   2,200,000   B      Comcast UK Cable, Debentures, step bond to yield
                        11.156% due 11/15/07 ........................................       1,556,500
                      Globo Comunicacoes, Notes:
   1,000,000   NR       Series A, 9.875%, due 12/20/04+++............................       1,000,000
   1,000,000   NR       Series B, 10.500% due 12/20/06+++............................       1,000,000
   2,000,000   B      Marcus Cable Operating Co., Sr. Debentures,
                        11.875% due 10/1/05 .........................................       2,100,000
   1,200,000   B      NWCG Holdings, Sr. Discount Notes,
                        zero coupon bond to yield 7.220% due 6/15/99 ................       1,008,000
                      Rogers Cablesystems of America, Inc., Sr. Sub. Debentures:
   1,000,000   BB+      10.000% due 12/1/07 .........................................       1,055,000
   1,175,000   BB-      11.000% due 12/1/15 .........................................       1,269,000
     800,000   BB+    Sr. Secured Second Priority Debentures,
                        9.650% due 1/15/14++ ........................................         571,970
   1,950,000   BB-    Rogers Communications, Inc., Sr. Debentures,
                        10.875% due 4/15/04 .........................................       2,052,375

                       See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                   December 31, 1996 (unaudited)
================================================================================

   Face
   Amount      Rating                     Security                                            Value
-----------------------------------------------------------------------------------------------------
Broadcasting -- 16.5% (continued)
$    950,000   B-     SFX Broadcasting, Inc., Sr. Sub. Notes,
                        10.750% due 5/15/06 .........................................   $   1,004,625
   2,150,000   NR     UIH Australia, Inc., Sr. Discount Notes, step bond to yield
                        14.000% due 5/15/06 .........................................       1,139,500
   1,000,000   BB+    Videotron Group Ltd., Sr. Notes, 10.625% due 2/15/05 ..........       1,110,000
     500,000   B      Young Broadcasting Corp., Sr. Sub. Notes,
                        11.750% due 11/15/04 ........................................         548,750
                                                                                        -------------
                                                                                           25,421,876
                                                                                        -------------
Building and Construction -- 0.4%
     500,000   BB-    American Standard, Inc., Sr. Sub. Debentures,
                        11.375% due 5/15/04 .........................................         540,000
                                                                                        -------------
Chemicals -- 5.9%
   2,000,000   B-     Haynes International, Inc., Sr. Sub. Notes,
                        11.625% due 9/1/04 ..........................................       2,110,000
   1,500,000   B      NL Industries, Inc., Sr. Secured Notes,
                        11.750% due 10/15/03 ........................................       1,593,750
   1,250,000   BB     Pt. Polysindo Eka Perkasa, Sr. Notes,
                        13.000% due 6/15/01 .........................................       1,403,125
     700,000   B      Spinnaker Industries, Inc., Sr. Notes,
                        10.750% due 10/15/06+++ .....................................         724,500
   2,000,000   B+     Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05 ........       2,182,500
   1,000,000   NR     Texas Petrochemicals Corp., Sr. Sub. Notes,
                        11.125% due 7/1/06 ..........................................       1,077,500
                                                                                        -------------
                                                                                            9,091,375
                                                                                        -------------
 Consumer Durables Goods/Home Furnishings -- 0.5%
     625,000   B+     International Semi-Tech, Sr. Secured Discount Notes,
                        step bond to yield 11.495% due 8/15/03 ......................         410,937
     325,000   B+     TAG-Heuer International, Sr. Sub. Notes,
                        12.000% due 12/15/05 ........................................         375,375
                                                                                        -------------
                                                                                              786,312
                                                                                        -------------
Diversified Manufacturing -- 3.1%
   3,000,000   B-     Interlake Corp., Sr. Notes, 12.000% due 11/15/01 ..............       3,232,500
   1,500,000   B      Unifrax Investment Corp., Sr. Notes,
                        10.500% due 11/1/03 .........................................       1,554,375
                                                                                        -------------
                                                                                            4,786,875
                                                                                        -------------
Electric Equipment -- 1.0%
   1,500,000   B      Goss Graphic Systems Inc., Sr. Sub. Notes,
                        12.000% due 10/15/06 ........................................       1,533,750
                                                                                        -------------

                       See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                   December 31, 1996 (unaudited)
================================================================================

   Face
   Amount      Rating                     Security                                            Value
-----------------------------------------------------------------------------------------------------
Electric Utilities -- 1.7%
$  1,375,000   B+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06 .................   $   1,462,655
   1,128,814   BB-    Midland Cogeneration Venture Limited Partnership,
                        Midland Funding, Sr. Secured Lease Obligation Bond,
                        Series C, 10.330% due 7/23/02 ...............................       1,209,241
                                                                                        -------------
                                                                                            2,671,896
                                                                                        -------------
Electronics-Computers -- 3.1%
   1,000,000   B      Celestica International, Inc., Guaranteed Sr. Sub. Notes,
                        10.500% due 12/31/06+++ ......................................      1,053,750
   2,000,000   B-     Graphic Controls Corp., Sr. Sub. Notes,
                        12.000% due 9/15/05 .........................................       2,220,000
   1,400,000   B+     Unisys Corp., Sr. Notes, 12.000% due 4/15/03 ..................       1,492,750
                                                                                        -------------
                                                                                            4,766,500
                                                                                        -------------
Finance -- 1.2%
   1,750,000   B+     Ocwen Financial Corp., Notes,
                        11.875% due 10/1/03 .........................................       1,892,188
                                                                                        -------------

Foods -- 2.8%
   2,500,000   BB-    TLC Beatrice International Holdings, Inc.,
                        Sr. Secured Notes, 11.500% due 10/1/05 ......................       2,656,250
   1,500,000   B-     Van de Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05 ........       1,661,250
                                                                                        -------------
                                                                                            4,317,500
                                                                                        -------------
Grocery/Convenience Stores -- 2.2%
                      Pathmark Stores, Inc.:
   1,000,000   B-       Sub. Debentures, 12.625% due 6/15/02 ........................       1,037,500
   2,275,000   B-       Sub. Notes, 11.625% due 6/15/02 .............................       2,331,875
                                                                                        -------------
                                                                                            3,369,375
                                                                                        -------------
Healthcare/Drugs/Hospital Supplies -- 2.6%
     900,000   B      Magellan Health Services, Inc., Sr. Sub. Notes,
                        11.250% due 4/15/04 .........................................         996,750
   2,850,000   B      OrNda Health Corp., 12.250% due 5/15/02 .......................       3,038,813
                                                                                        -------------
                                                                                            4,035,563
                                                                                        -------------
Hotel, Casinos and Gaming -- 2.9%
   1,500,000   B      Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04 ..............       1,605,000
   2,000,000   B-     Courtyard By Marriott II, Sr. Secured Notes,
                        10.750% due 2/1/08 ..........................................       2,125,000
     620,000   BB+    Mohegan Tribal Gaming Authority, Sr. Notes,
                        13.500% due 11/15/02 ........................................         806,000
                                                                                        -------------
                                                                                            4,536,000
                                                                                        -------------

                      See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                   December 31, 1996 (unaudited)
================================================================================

   Face
   Amount      Rating                     Security                                            Value
----------------------------------------------------------------------------------------------------
Leisure -- 0.6%
$    842,265   NR     Gillett Holdings, Inc., Sr. Sub. Notes, Series A,
                        12.250% due 6/30/02 .........................................   $     886,484
                                                                                        -------------
Machinery -- 0.7%
   1,000,000   B-     Alvey Systems, Inc., Sr. Sub. Notes,
                        11.375% due 1/31/03 .........................................       1,055,000
                                                                                        -------------
Metals & Mining -- 5.1%
   1,000,000   B-     Commonwealth Aluminum Corp., Sr. Sub. Notes,
                        10.750% due 10/1/06 .........................................       1,030,000
   3,725,000   CCC+   Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                        12.750% due 2/1/03 ..........................................       3,990,406
   1,800,000   B      Russell Metals, Inc., Sr. Notes, 10.250% due 6/15/00 ..........       1,836,000
     800,000   BB-    UCAR Global Enterprises, Inc., Sr. Sub. Notes,
                        12.000% due 1/15/05 .........................................         926,000
                                                                                        -------------
                                                                                            7,782,406
                                                                                        -------------
Oil & Natural Gas -- 5.2%
   2,000,000   BB-    Global Marine, Inc., Sr. Secured Notes,
                        12.750% due 12/15/99 ........................................       2,155,000
   1,500,000   B-     Kelley Oil & Gas Corp., Sr. Notes, 13.500% due 6/15/99 ........       1,560,000
   1,500,000   B+     Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06++ .........       1,582,500
   1,675,000   BB-    Santa Fe Energy Resources, Inc., Sr. Sub. Debentures,
                        11.000% due 5/15/04 .........................................       1,867,625
     800,000   B      United Meridian Corp., Sr. Sub. Notes,
                        10.375% due 10/15/05 ........................................         879,000
                                                                                        -------------
                                                                                            8,044,125
                                                                                        -------------
Packaging and Containers -- 1.0%
   2,000,000   B-     Ivex Holdings Corp., Sr. Sub. Debentures,
                        step bond to yield 12.910% due 3/15/05 ......................       1,550,000
                                                                                        -------------
Paper/Forest Products & Printing -- 6.2%
   1,300,000   B-     American Pad & Paper Co., Sr. Sub. Notes,
                        13.000% due 11/15/05 ........................................       1,530,750
   2,000,000   BB     Indah Kiat International Finance Co., Guaranteed Secured
                        Notes, 11.875% due 6/15/02 ..................................       2,197,500
   3,275,000   B+     S.D. Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04 .........       3,545,188
   2,050,000   BB     Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01 ......       2,334,438
                                                                                        -------------
                                                                                            9,607,876
                                                                                        -------------

                       See Notes to Financial Statements.

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                                             Schedule of Investments (continued)
                                                   December 31, 1996 (unaudited)
================================================================================

    Face
   Amount      Rating                     Security                                            Value
-----------------------------------------------------------------------------------------------------
Personal Care -- 1.8%
$  2,000,000   B-     Revlon Consumer Products Corp., Sr. Sub. Notes, Series B,
                        10.500% due 2/15/03 .........................................   $   2,105,000
     700,000   B-     Revlon Worldwide Corp., Sr. Secured Notes,
                        zero coupon bond to yield 20.606% due 3/15/98 ...............         603,750
                                                                                        -------------
                                                                                            2,708,750
                                                                                        -------------
Pollution Control -- 0.7%
   1,000,000   B+     Allied Waste North America Inc., Sr. Sub. Notes,
                        10.250% due 12/1/06+++ ......................................       1,055,000
                                                                                        -------------
Real Estate -- 1.8%
   2,500,000   BB-      Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05 ........       2,768,750
                                                                                        -------------
Retail -- 1.3%
   1,750,000   B+     Barnes and Noble, Inc., Sr. Sub. Notes, Series B,
                        11.875% due 1/15/03 .........................................       1,920,625
                                                                                        -------------
Telecommunications -- 12.7%
   2,950,000   NR     Clearnet Communications, Inc., step bond to yield
                        14.052% due 12/15/05 ........................................       1,924,875
   1,750,000   NR     Colt Telecommunications Group PLC, Sr. Discount Notes,
                        12.000% due 12/15/06 ........................................       1,050,000
     750,000   B+     Fonorola, Inc., Sr. Notes, 12.500% due 8/15/02 ................         821,250
   2,825,000   NR     Intelcom Group USA, Inc., Sr. Discount Notes,
                        step bond to yield 12.500% due 5/1/06+++ ....................       1,850,375
   3,125,000   B-     Intermedia Communications, Sr. Discount Notes,
                        step bond to yield 12.500% due 5/15/06 ......................       2,125,000
   3,550,000   CCC-   Nextel Communications, Inc., Sr. Discount Notes,
                        step bond to yield 12.295% due 8/15/04 ......................       2,422,875
   2,000,000   NR     Nextlink Communications, Sr. Discount Notes,
                        12.500% due 4/15/06 .........................................       2,145,000
   1,250,000   NR     Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06 ...............       1,306,250
   1,550,000   NR     Pagemart, Inc., Sr. Discount Notes, step bond to yield
                        11.602% due 11/1/03 .........................................       1,236,125
   1,000,000   NR     RSL Communications Ltd., Sr. Notes,
                        12.250% due 11/15/06+++ .....................................       1,005,000
   2,500,000   B      Teleport Communications, Inc., Sr. Discount Notes,
                        step bond to yield 11.416% due 7/1/07 .......................       1,728,125
   2,750,000   BB     Telewest Communications PLC, Sr. Discount Debentures,
                        step bond to yield 10.992% due 10/1/07 ......................       1,918,125
                                                                                        -------------
                                                                                           19,533,000
                                                                                        -------------

                       See Notes to Financial Statements.

[LOGO]

                                                   December 31, 1996 (unaudited)
--------------------------------------------------------------------------------

   Face
   Amount      Rating                     Security                                            Value
---------------------------------------------------------------------------------------------------
Transportation -- 2.0%
$  2,805,000   BB-    Sea Containers Ltd., Sr. Sub. Debentures,
                        12.500% due 12/1/04 .........................................   $   3,099,525
                                                                                        -------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost-- $130,700,362) .........................................     137,531,884
                                                                                        -------------
Shares                              Security                                                 Value
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
Healthcare -- 0.3%
      44,560          Foxmeyer Health Corp., Series A, Convertible $4.20 ............         395,470

Publishing -- 0.0%
         289          K-III Communications Corp., Series B, Exchange $11.625.........          29,260
                                                                                        -------------
                      TOTAL CONVERTIBLE PREFERRED STOCKS
                      (Cost -- $1,513,882)..........................................          424,730
                                                                                        -------------
PREFERRED STOCK -- 0.7%
       1,000          Fresensius Medical Care Capital Trust (Cost-- $1,000,000)             1,017,500
                                                                                        -------------
WARRANTS -- 0.0%
       9,735          Clearnet Communications, Inc., Expire 9/15/05.................           41,374
       5,400          Degeorge Financial Corp., Expire 4/1/97.......................               54
       7,130          Pagemart, Inc., Expire 12/31/03...............................           32,085
                                                                                        -------------
                      TOTAL WARRANTS
                      (Cost -- $0) .................................................           73,513
                                                                                        -------------

     Face
    Amount                                    Security                                         Value
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.7%
$ 14,934,000          Citibank Securities, 6.893% due 1/2/97;
                      Proceeds at maturity -- $14,939,719; (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98; Market
                      value -- $15,233,119) (Cost -- $14,934,000....................       14,934,000
                                                                                        -------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $148,148,244**)  ....................................    $ 153,981,627
                                                                                        =============

  +  Security issued with attached warrants.
 ++  Represents local currency.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

     See page 11 for definitions of ratings.

                       See Notes to Financial Statements.

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                                                                   Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B       -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC     -- Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad time over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

[LOGO]


                                             Statement of Assets and Liabilities
                                                   December 31, 1996 (unaudited)
================================================================================

ASSETS:
 Investments, at value (Cost--$148,148,244) ..........            $ 153,981,627
 Cash ................................................                      428
 Interest receivable .................................                2,664,300
                                                                  -------------
 Total Assets ........................................              156,646,355
                                                                  -------------
LIABILITIES:
 Bank loan (Note 7) ..................................               30,000,000
 Interest payable ....................................                   84,492
 Investment advisory fees payable ....................                   63,446
 Administration fees payable .........................                   24,855
 Accrued expenses ....................................                  121,188
                                                                  -------------
 Total Liabilities ...................................               30,293,981
                                                                  -------------
 Total Net Assets ....................................            $ 126,352,374
                                                                  =============

NET ASSETS:
 Par value of capital shares .........................            $     146,199
 Capital paid in excess of par value .................              122,980,370
 7.00% Cumulative Preferred Stock (Note 6) ...........               30,000,000
 Undistributed net investment income .................                  444,815
 Accumulated net realized loss from
   security transactions .............................              (33,052,393)
 Net unrealized appreciation on investments ..........                5,833,383
                                                                  -------------
 Total Net Assets ....................................            $ 126,352,374
                                                                  =============

                                                        Per Share
                                                        ---------
NET ASSET VALUE, COMPRISED OF:
  7.00% Cumulative Preferred Stock redemption value .. $ 1,000.00  $ 30,000,000
  Cumulative undeclared dividends on 7.00%
    Preferred Stock ..................................       3.45       103,559
                                                       ----------- ------------
  Total allocated to Cumulative Preferred Stock ...... $ 1,003.45    30,103,559
                                                       =========== ------------
  Common Stock (14,619,887 shares outstanding) ....... $     6.58    96,248,815
                                                       ==========  ------------
  Total Net Assets....................................             $126,352,374
                                                                   ============

                       See Notes to Financial Statements.

[LOGO]

                                                         Statement of Operations
                                                       For the Nine Months Ended
                                                   December 31, 1996 (unaudited)
================================================================================

INVESTMENT INCOME:
 Interest ..............................................          $  12,217,533
 Dividends .............................................                241,945
 Less: Interest expense ................................             (1,341,737)
                                                                  -------------
 Total Investment Income ...............................             11,117,741
                                                                  -------------
EXPENSES:
 Investment advisory fees (Note 2) .....................                574,907
 Administration fees (Note 2) ..........................                229,963
 Shareholder communications ............................                123,985
 Audit and legal .......................................                 85,327
 Directors' fees .......................................                 30,507
 Shareholder and system servicing fees .................                 24,057
 Registration fees .....................................                 24,000
 Custody ...............................................                 10,000
 Other .................................................                 17,592
                                                                  -------------
 Total Expenses ........................................              1,120,338
                                                                  -------------
Net Investment Income ..................................              9,997,403
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
 Realized Gain (Loss) From:
  Security transactions (excluding short-term securities)               (17,107)
  Foreign currency transactions..........................               160,583
                                                                  -------------
 Net Realized Gain .....................................                143,476
                                                                  -------------
 Change in Net Unrealized Appreciation of Investments:
   Beginning of period .................................              2,661,532
   End of period ........................................             5,833,383
                                                                  -------------
 Increase in Net Unrealized Appreciation ...............              3,171,851
                                                                  -------------
 Net Gain on Investments and Foreign Currencies ........              3,315,327
                                                                  -------------
 Increase in Net Assets From Operations ................          $  13,312,730
                                                                  =============

                       See Notes to Financial Statements.

[LOGO]

                                             Statements of Changes in Net Assets
                                                       For the Nine Months Ended
                                                   December 31, 1996 (unaudited)
                                                   and Year Ended March 31, 1996
================================================================================

                                                   December 31         March 31
                                                   -----------     ------------
OPERATIONS:
  Net investment income .....................     $  9,997,403     $ 11,968,129
  Net realized gain (loss) ..................          143,476         (393,167)
  Increase in net unrealized appreciation ...        3,171,851        6,403,561
                                                  ------------     ------------
  Increase in Net Assets From Operations ....       13,312,730       17,978,523
                                                  ------------     ------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
  7.00% Cumulative Preferred Stock ..........       (2,100,000)      (2,100,000)

  Common Stock ..............................       (7,792,190)     (10,105,946)
                                                  ------------     ------------
 Decrease in Net Assets From
  Distributions To Shareholders .............       (9,892,190)     (12,205,946)
                                                  ------------     ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for
    reinvestment of dividends ................       2,613,867        3,623,826
                                                  ------------     ------------
  Increase in Net Assets From
    Fund Share Transactions ..................       2,613,867        3,623,826
                                                  ------------     ------------
Increase in Net Assets .......................       6,034,407        9,396,403
NET ASSETS:
  Beginning of period ........................     120,317,967      110,921,564
                                                  ------------     ------------
  End of period* .............................    $126,352,374     $120,317,967
                                                  ============     ============
* Includes undistributed net investment
   income of: ................................    $    444,815     $    179,019
                                                  ============     ============

                       See Notes to Financial Statements.

[LOGO]
                                                         Statement of Cash Flows
                                                       For the Nine Months Ended
                                                   December 31, 1996 (unaudited)
================================================================================

NET INCREASE IN CASH:
Cash Flows From Operating and Investing Activities:
  Interest and dividends received ..........................   $  11,803,168
  Operating expenses paid ..................................      (1,150,898)
  Interest payments on bank loans ..........................      (1,325,145)
  Purchases of short-term securities, net ..................     (13,421,000)
  Purchases of long-term securities ........................    (100,566,313)
  Proceeds from disposition of long-term securities.........     111,938,586
                                                                 -----------
  Net Cash Provided By Operating and
    Investing Activities...................................                     $ 7,278,398
                                                                                -----------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ........................................      (2,100,000)
  Net cash dividends paid on Common Stock*..................      (5,178,323)
                                                                  -----------
  Net Cash Used By Financing Activities.....................                     (7,278,323)
                                                                                -----------
Net Increase in Cash........................................                             75

Cash--Beginning of Period...................................                            353
                                                                                -----------
Cash--End of Period.........................................                    $       428
                                                                                ===========
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations......................                    $13,312,730
  Amortization of discount on securities....................      (1,809,409)
  Increase in investments...................................      (7,239,490)
  Decrease in receivable for securities sold................       1,878,839
  Decrease in dividends and interest receivable.............       1,149,696
  Decrease in accrued expenses..............................         (13,968)
                                                                  ----------
  Total Adjustments.........................................                     (6,034,332)
                                                                                -----------
Net Cash Provided By Operating and Investing Activities.....                    $ 7,278,398
                                                                                ===========

* Exclusive of dividend reinvestment of $2,613,867.

                       See Notes to Financial Statements.

[LOGO]

                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Difference between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the

[LOGO]

                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value for the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  Advisory Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment advisor to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% on the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average net assets as defined above. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of SB.

[LOGO]

                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     3.  Investments

     During the nine months ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $100,647,110
--------------------------------------------------------------------------------
Sales                                                                 90,493,653
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                       $9,429,902*
--------------------------------------------------------------------------------
Gross unrealized depreciation                                       (3,596,519)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 5,833,383*
================================================================================
* Substantially the same for Federal income tax purposes.

     4.  Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

[LOGO]

                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     6. Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 250,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $103,559 at December 31, 1996.

     7. Bank Loan

     The Fund has a $30,000,000 revolving line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30, 60 or 90 day periods as elected by the Fund. The interest on the loan is currently calculated at the Federal Funds rate plus 40 basis points. The line of credit expires on July 18, 1998.

     Moody's Investors Service, Inc. and Standard & Poor's Rating Services have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     8. Common Stock

     At December 31, 1996, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                               Nine Months Ended              Year Ended
                               December 31, 1996            March 31, 1996
                             ---------------------        ------------------
                             Shares      Amount           Shares      Amount
================================================================================
Shares issued on
  reinvestment               394,828    $2,613,867       569,905    $3,623,826
================================================================================

[LOGO]

                                                   Notes to Financial Statements
                                                          (unaudited)(continued)
================================================================================

     9. Capital Loss Carryforward

     As of March 31, 1996, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $33,035,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. This loss expires as follows:

                              3/31/99       3/31/00       3/31/03       3/31/04
================================================================================
Carryforward Amounts       $17,408,000   $ 8,395,000   $ 4,873,000   $ 2,359,000
================================================================================

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of a month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]

                                                            Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each period:

                                                  1996(1)     1996       1995
                                                 -------    -------    -------
Net Asset Value, Beginning of Period ........... $  6.31    $  5.88    $  6.76
                                                 -------    -------    -------
Income From Operations:
  Net investment income ........................    0.68       0.86       0.93
  Net realized and unrealized gain (loss) ......    0.23       0.45      (0.78)
                                                 -------    -------    -------
  Total Income From Operations .................    0.91       1.31       0.15
                                                 -------    -------    -------
Distributions:
  Dividends declared to 7.00% Cumulative
    Preferred Stockholders .....................   (0.14)     (0.15)     (0.16)
  Dividends paid from net investment income ....   (0.54)     (0.73)     (0.87)
  Change in accumulated undeclared dividends on
    Preferred Stock ............................    0.04        --         --
                                                 -------    -------    -------
  Total Distributions ..........................   (0.64)     (0.88)     (1.03)
                                                 -------    -------    -------
Net Asset Value, End of Period ................. $  6.58     $ 6.31    $  5.88
                                                 =======    =======    =======
Market Value, End of Period .................... $  7.13     $ 7.00    $  6.63
                                                 =======    =======    =======
Total Return, Based on Market Value ............   10.59%+++  18.35%      6.41%
                                                 =======    =======    =======
Total Return, Based on Net Asset Value .........   13.30%+++  20.01%     (0.53)%
                                                 =======    =======    =======
Net Assets*, End of Period (000's) ............. $96,248    $90,318    $80,309

Ratios to Average Net Assets Based on
Common Shares Outstanding:

  Net Investment Income ........................   10.92%+    10.48%     15.35%
  Interest Expense .............................    1.47+      1.47       1.58
  Other Expenses ...............................    1.23+      1.21       1.65

Portfolio Turnover Rate ........................      63%        87%        79%

----------------------
(1)  For the nine months ended December 31, 1996 (unaudited).
 *   Exclusive of preferred shares outstanding.
 +++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

[LOGO]

================================================================================

For a share of common stock outstanding throughout each period:

                                                     1994#     1993       1992
                                                   -------   -------   -------
Net Asset Value, Beginning of Period ............. $  6.86   $  6.39   $  5.58
                                                   -------   -------   -------
Income From Operations:
  Net investment income ..........................    1.02      1.07      1.08
  Net realized and unrealized gain (loss) ........   (0.13)     0.51      0.82
                                                   -------   -------   -------
  Total Income From Operations ...................    0.89      1.58      1.90
                                                   -------   -------   -------
Underwriting Commissions and Offering Costs on
  7.00% Cumulative Preferred Stock ...............    --       (0.05)      --
                                                   -------   -------   -------
Distributions:
  Dividends declared to 7.00% Cumulative Preferred
    Stockholders .................................   (0.11)     --         --
  Dividends declared to 9.67% Cumulative Preferred
    Stockholders .................................   (0.12)    (0.23)    (0.24)
  Dividends paid from net investment income ......   (0.82)    (0.82)    (0.85)
  Change in accumulated undeclared dividends on
    Preferred Stock ..............................    0.06     (0.01)     --
                                                   -------   -------   -------
  Total Distributions ............................   (0.99)    (1.06)    (1.09)
                                                   -------   -------   -------
Net Asset Value, End of Period ................... $  6.76   $  6.86   $  6.39
                                                   =======   =======   =======
Market Value, End of Period ...................... $  7.13   $  7.25   $  6.63
                                                   =======   =======   =======
Total Return, Based on Market Value...............   10.02%    24.02%    39.12%
                                                   =======   =======   =======
Total Return, Based on Net Asset Value............   10.24%    21.66%    32.26%
                                                   =======   =======   =======
Net Assets*, End of Period (000's)                 $87,726   $85,225   $75,818
                                                   =======   =======   =======

Ratios to Average Net Assets Based on
Common Shares Outstanding:
  Net Investment Income ..........................   14.38%    12.89%    14.16%
  Interest Expense ...............................    0.92      1.14      2.10
  Other Expenses .................................    1.60      1.99      2.15

Portfolio Turnover Rate ..........................     102%       93%       86%

--------------------
# Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the year ended March 31, 1994, since the use of the undistributed net investment income method does not accord with results of operations.

* Exclusive of preferred shares outstanding.

[LOGO]

                                         Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility that are currently outstanding.

                                                     1996(1)          1996          1995          1994          1993         1992
                                                     ------           ----          ----          ----          ----         ----
7.00% Cumulative Preferred Stock (2)
  Total amount outstanding (000s)                    $30,000       $30,000       $30,000       $30,000       $30,000           --
  Asset Coverage Per Share                             2,600         2,490         2,439         2,583         2,529           --
  Involuntary Liquidating Preference                   1,000         1,000         1,000         1,000         1,000           --
    Per Share (3)
  Average Market Value Per Share (3)(4)                1,000         1,000         1,000         1,000         1,000           --

9.67% Cumulative Preferred Stock (5)
  Total amount outstanding (000s)                         --            --            --            --            --        28,750
  Asset Coverage Per Share                                --            --            --            --            --         2,413
  Involuntary Liquidating Preference                      --            --            --            --            --         1,000
    Per Share (3)
  Average Market Value Per Share (3)(4)                   --            --            --            --            --         1,000

Senior Money Market Notes
  Total amount outstanding (000s)                         --            --        25,800        25,800        25,800        25,800
  Asset Coverage Per Share                                --            --       527,555       558,675       546,948       510,240
  Involuntary Liquidating Preference                      --            --       100,000       100,000       100,000       100,000
    Per Share (3)
  Average Market Value Per Share (3)(4)                   --            --       100,000       100,000       100,000       100,000

PNC Bank Credit Facility
  Total amount outstanding (000s)                     30,000        30,000            --            --            --            --
  Asset Coverage Per Share                           521,000       498,000            --            --            --            --
  Involuntary Liquidating Preference                 100,000       100,000            --            --            --            --
    Per Share (3)
  Average Market Value Per Share (3)(4)              100,000       100,000            --            --            --            --

-----------------
(1)  For the nine months ended December 31, 1996.
(2)  Redeemable April 15, 2000.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4)  See Note 7.
(5)  Redeemable April 15, 1993.

[LOGO]

                                    Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                                Net Increase
                                                                                   Net Realized                   (Decrease)
                                                                                  and Unrealized                in Net Assets
                              Investment             Net Investment                Gain (Loss)                       From
                                Income                   Income                  on Investments                   Operations
                              ----------             --------------              ---------------                -------------
                                       Per                       Per                         Per                              Per
Quarter Ended             Total       Share*       Total        Share*       Total          Share*          Total            Share*
------------------     ----------     ------     ----------     ------    -----------      --------       ----------     ----------
June 30, 1994          $3,739,209     $0.29      $3,111,466     $0.24     $(3,899,320)     $  (0.29)      $(787,854)     $  (0.06)
September 30, 1994      3,771,958      0.28       3,215,851      0.24      (5,662,951)        (0.42)     (2,447,100)        (0.17)
December 31, 1994       3,833,137      0.28       3,133,437      0.23      (4,508,973)        (0.33)     (1,375,536)        (0.10)
March 31, 1995          3,651,680      0.27       2,926,309      0.22       3,514,541          0.26       6,440,850          0.48
June 30, 1995           3,390,611      0.25       2,647,561      0.19      (1,044,316)        (0.07)      1,606,245          0.12
September 30, 1995      3,466,966      0.25       2,743,530      0.20       6,121,932          0.44       8,862,462          0.64
December 31, 1995       3,996,269      0.28       3,176,088      0.23       1,812,127          0.13       4,988,215          0.36
March 31, 1996          4,169,922      0.29       3,400,950      0.24        (879,349)        (0.06)      2,521,601          0.18
June 30, 1996           4,102,702      0.29       3,322,425      0.23      (1,014,235)        (0.07)      2,308,190          0.16
September 30, 1996      4,224,470      0.29       3,370,554      0.23       2,772,544          0.19       6,143,098          0.42
December 31, 1996       4,132,306      0.28       3,304,424      0.22       1,557,018          0.11       4,861,442          0.33

----------
* Per share of Common Stock.

[LOGO]

                                                      Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:


                                                                     Dividend
Record             Payable         NYSE     Net Asset  Dividend     Reinvestment
 Date               Date      Closing Price   Value*     Paid          Price
================================================================================
1/24/95            1/31/95        $6.250      $5.58      $0.069       $5.799
2/21/95            2/28/95         6.250       5.78       0.063        5.990
3/24/95            3/31/95         6.625       5.87       0.063        5.874
4/21/95            4/28/95         6.625       5.96       0.063        6.290
5/23/95            5/31/95         6.875       6.10       0.063        6.530
6/23/95            6/30/95         6.625       6.03       0.063        6.290
7/26/95            7/31/95         6.625       6.15       0.060        6.290
8/22/95            8/31/95         6.625       6.16       0.060        6.290
9/26/95            9/30/95         6.625       6.17       0.060        6.294
10/24/95           10/31/95        6.625       6.25       0.060        6.290
11/20/95           11/30/95        6.625       6.22       0.060        6.290
12/26/95           12/31/95        6.500       6.28       0.060        6.175
1/23/96            1/26/96         6.625       6.39       0.060        6.294
2/20/96            2/23/96         7.000       6.52       0.060        6.650
3/26/96            3/29/96         7.000       6.31       0.060        6.650
4/23/96            4/26/96         6.875       6.27       0.060        6.531
5/28/96            5/31/96         6.875       6.33       0.060        6.531
6/25/96            6/28/96         6.750       6.22       0.060        6.413
7/23/96            7/26/96         6.875       6.22       0.060        6.531
8/27/96            8/30/96         6.875       6.22       0.060        6.531
9/24/96            9/27/96         7.125       6.37       0.060        6.769
10/22/96           10/25/96        7.125       6.40       0.060        6.769
11/25/96           11/29/96        7.125       6.47       0.060        6.769
12/23/96           12/27/96        7.125       6.53       0.061        6.769
================================================================================

* As of record date

[LOGO]
                                              Additional Information (unaudited)
================================================================================

     On July 10, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     (1) To approve or disapprove for the Fund the election of seven Directors; and

     (2) To approve or disapprove the selection of KMPG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:


                          Shares     Percentage of      Shares     Percentage of
Directors                Voted For    Shares Voted   Voted Against  Shares Voted
================================================================================
Common Shares
 Allan J. Bloostein      12,709,102.88      97.906%      271,813.53       2.094%
 Martin Brody            12,738,833.71      98.135%      242,082.70       1.865%
 Dwight B. Crane         12,732,946.08      98.090%      247,970.33       1.910%
 William R. Hutchinson   12,720,982.45      97.998%      259,933.97       2.002%
 Heath B. McLendon       12,744,744.71      98.181%      236,171.70       1.819%

Preferred Shares
 Charles F. Barber           29,000.00     100.000%            0.00       0.000%
 Allan J. Bloostein          29,000.00     100.000%            0.00       0.000%
 Robert A. Frankel           29,000.00     100.000%            0.00       0.000%
 William R. Hutchinson       29,000.00     100.000%            0.00       0.000%
 Heath B. McLendon           29,000.00     100.000%            0.00       0.000%
================================================================================

The results of the vote on Proposal 2 were as follows:

                                                                      Percentage
 Shares         Percentage of    Shares     Percentage of   Shares     of Shares
 Voted For      Shares Voted  Voted Against  Shares Voted  Abstained*  Abstained
================================================================================
Common Shares
12,713,514.86     97.940%       80,949.70       0.624%    186,451.86      1.436%

Preferred Shares
    29,000.00    100.000%            0.00       0.000%          0.00      0.000%
================================================================================

* There were approximately 792,749 broker non-votes included in the amount abstaining.

[LOGO]

                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.


     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participant's account will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted

                                                                     (unaudited)
================================================================================

average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the nine months ended December 31, 1996, no such brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 26-27 of the Fund's Prospectus dated April 20, 1988. Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                   -----------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

OFFICERS

Heath B. McLendon
Chairman of the Board
and Investment Officer
Jessica Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi
Vice President and
Investment Officer
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary


                 This report is sent to the shareholders of the
                             ZENIX Income Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.

                                  FD01066 2/97